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                                                                    Exhibit 99.2

                           MASTER REPURCHASE AGREEMENT

                                                        Dated as of May 13, 2002

BETWEEN:

Bank of America, N.A., as buyer ("Buyer", which term shall include any "Principal" as defined and provided for in Annex I), or as agent pursuant hereto ("Agent"), and

New Century Funding A, as seller ("Seller").

1.       APPLICABILITY
         -------------

         Buyer shall, from time to time, upon the terms and conditions set forth herein, agree to enter into transactions in which Seller transfers to Buyer Eligible Assets against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Purchased Assets at a date certain, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction", and, unless otherwise agreed in writing, shall be governed by this Agreement.

2.       DEFINITIONS AND INTERPRETATION
         ------------------------------

         a.       Defined Terms.

         "Additional Purchased Assets" shall have the meaning assigned thereto
          ---------------------------
in Section 6(a) hereof.

         "Adjusted Tangible Net Worth" means shall mean at any date:
          ----------------------------

                  (a) Book Net Worth, minus

                  (b) The sum of (1) all assets which would be classified as intangible assets of a Guarantor and its consolidated Subsidiaries under GAAP, including, without limitation, advances to shareholders, officers and Affiliates, investments in Affiliates, deferred taxes, capitalized general and administrative costs, capitalized deal costs, all goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs) plus (2) all receivables from directors, officers and shareholders of such Guarantor and its consolidated Subsidiaries.

         "Affiliate" means, with respect to any specified Person, any other
          ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise.

         "Agent" means Bank of America, N.A. or any successor.
          -----

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         "Agreement" means this Master Repurchase Agreement, as it may be
         ----------
amended, supplemented or otherwise modified from time to time.

         "Book Net Worth" shall mean the excess of total assets of a Person and
         ---------------
its consolidated Subsidiaries over Total Liabilities of such Guarantor and its consolidated Subsidiaries determined in accordance with GAAP.

         "Borrower" means the obligor or obligors on a Note, including any
         ---------
Person that has acquired the related collateral and assumed the obligations of the original obligor or obligors under the Note.

         "Breakage Costs" shall have the meaning assigned thereto in Section
          --------------
3(c) herein.

         "Business Day" means any day other than (i) a Saturday or Sunday or
         -------------
(ii) a day upon which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is obligated by law or executive order to be closed.

         "Buyer's Margin Amount" means, with respect to any Transaction as of
          ---------------------
any date of determination, the amount obtained by application of Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date.

         "Buyer's Margin Percentage" shall have the meaning assigned thereto in
          -------------------------
the Side Letter.

         "Cash Equivalents" shall mean (a) securities with maturities of 180
          ----------------
days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 180 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least "A-1" or the equivalent thereof by Standard & Poor's Ratings Services ("S&P") or "P-1" or
                                                              -----
the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in
                                                           --------
either case maturing within 180 days after the day of acquisition, (e) securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by Moody's, (f) securities with maturities of 180 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or (g) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "Change in Control" shall mean the acquisition by any Person, or two or
          -------------------
more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities

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and Exchange Commission under the Securities Exchange Act of 1934) of outstanding shares of voting stock of an entity at any time if after giving effect to such acquisition such Person or Persons owns fifty percent (50%) or more of such outstanding voting stock.

         "Change in Law" means (a) the adoption of any law, rule or regulation
          -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by Buyer (or any Affiliate of Buyer) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

         "Collateral" shall have the meaning assigned thereto in Section 8
          ----------
hereof.

         "Computer Medium" means a computer or other electronic medium generated
          ---------------
by or on behalf of Seller and delivered or transmitted to Buyer and Custodian which provides information relating to the Purchased Assets, including the identity of the related servicer with respect to each Loan and the information set forth in the Loan Schedule, in a format reasonably acceptable to Buyer.

         "Confirmation" shall have the meaning assigned thereto in Section 4(b)
          ------------
hereof.

         "Custodian" means Deutsche Bank National Trust Company, or its
          ---------
successors and permitted assigns.

         "Custody Agreement" means the Custodial Agreement, dated as of May 13,
          -----------------
2002 among Seller, Buyer, NCMC and Custodian.

         "Default" means any event, that, with the giving of notice or the
         --------
passage of time or both, would constitute an Event of Default.

         "Default Rate" means, as of any date of determination, the lesser of
          ------------
(i) the Pricing Rate plus 4% and (ii) the maximum rate permitted by applicable law.

         "Effective Date" shall mean the date set forth on the top of the first
          --------------
page of this Agreement.

         "Eligible Asset" shall have the meaning assigned thereto in the Side
          --------------
Letter.

         "Eligible Loan" shall have the meaning assigned thereto in the Side
          -------------
Letter.

         "Event of Default" shall have the meaning assigned thereto in Section
          ----------------
18 hereof.

         "Facility Enlargement Fee Amount" shall have the meaning assigned
         --------------------------------
thereto in the Side Letter.

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         "Facility Fee Amount" shall have the meaning assigned thereto in the
          -------------------
Side Letter.

         "Funded Debt" shall mean as of any date of determination with respect
          -----------
to NCFC (and its subsidiaries) amounts outstanding to third parties such as, but not limited to, warehouse lines of credit and repurchase lines, notes payable, securitizations held on balance sheet, subordinated debt and financing of residuals, but excluding accounts and similar payables and accrued liabilities.

         "GAAP" shall mean generally accepted accounting principles in the
          ----
United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or government, any state
          ----------------------
or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over Seller or Guarantor.

         "Guarantee" means, as to any Person, any obligation of such Person
          ----------------
directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

         "Guarantors" means each of NCFC and NCMC, or any successors thereto.
          ----------

         "Guaranty" means the Guaranty and Pledge Agreement of the Guarantors in
          --------
favor of the Buyer, dated as of May 13, 2002.

         "Hedge Counterparty": A Person (i) (A) with long-term and commercial
          ------------------
paper or short-term deposit ratings of "P-1" by Moody's Investors Service and "A-1" by Standard & Poor's and (B) which shall agree in writing that, in the event that any of its long-term or commercial paper or short-term deposit ratings cease to be at or above "A-2" by Moody's and "A" by Standard & Poor's, it shall secure its obligations in accordance with the request of the Buyer or Buyer shall have the option to treat such failure as an Early Termination Event (as defined in the ISDA Master Agreement) by such Hedge Counterparty, and (ii) that has entered into a Hedge Instrument.

         "Hedge Instrument" means any interest rate cap agreement, interest rate
          ----------------
floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Seller or a Guarantor with a Hedge Counterparty that relates to or applies to the Purchased Assets or assets similar to the Purchased Assets.

         "Income" means, with respect to any Purchased Asset at any time, any
          ------
principal and/or interest thereon and all dividends, sale proceeds and other collections and distributions thereon, but not including any commitment fees, origination fees and/or servicing fees (with respect to third party servicers that are not an Affiliate of Seller or any Guarantor).

         "Indebtedness" shall mean, for any Person: (a) all obligations for
          -------------
borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are

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payable and paid within ninety (90) days of the date the related invoice is received for the respective goods delivered or the respective services rendered;
(c) indebtedness of others secured by a lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued for account of such Person; (e) capital lease obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) indebtedness of others guaranteed on a recourse basis by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other contingent liabilities of such Person.

         "Interest Coverage Ratio" shall mean with respect to NCFC (and its
          -----------------------
subsidiaries) as of the end of each financial quarter and measured with respect to such financial quarter and the immediately preceding 3 quarters, an amount equal to fraction (expressed as a decimal) as follows:

                  (a) the numerator of which is the sum of (i) the aggregate earnings before interest and taxes, plus (ii) the aggregate of all
                                             ----
         interest expenses, minus (iii) the aggregate of all gains on
                            -----
         net-interest residuals, minus (iv) the aggregate of all servicing
                                 -----
         gains, plus (v) the aggregate of all depreciation and amortization,
                ----
         minus (vi) the aggregate of all initial deposits into
         -----
         over-collateralization accounts, minus (vii) the aggregate accretion of
                                          -----
         net-interest residuals, plus (viii) the aggregate of all cash received
                                 ----
         with respect to residual interests; and

                  (a) the denominator of which is the sum of (i) the aggregate of all interest expense, plus (ii) the aggregate of all mandatory
                                  ----
         repayments of residual secured financings.

         "Interim Servicer" means (i) Ocwen Federal Bank, FSB, or (ii) any other
          ----------------
 servicer approved by Buyer in its sole discretion exercised in good faith.

         "Investment Company Act" means the Investment Company Act of 1940, as
          ----------------------
amended, including all rules and regulations promulgated thereunder.

         "Jumbo Loan" means a Loan with an original unpaid principal balance
          ----------
greater than $350,000.


         "LIBOR" shall mean, for each day, the rate determined by the Buyer on
          -----
such date (or, in the event such day is not a Business Day, the prior Business
Day) on the basis of the offered rate for one-month or overnight U.S. dollar deposits (as applicable), as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month or overnight U.S. dollar deposits (as applicable), as of 11:00 a.m. (London time) on such date. In such event, the Buyer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such date, two or more Reference Banks provide such offered quotations, LIBOR shall be the arithmetic mean of all such offered quotations (rounded to the nearest whole multiple of 1/16%).

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If on such date, fewer than two Reference Banks provide such offered quotations,
LIBOR shall be the higher of (i) LIBOR as determined on the previous LIBOR determination date and (ii) the Reserve Interest Rate. With respect to each transaction, on the related Purchase Date and for each day that such Transaction is outstanding, LIBOR shall be calculated at the overnight rate unless otherwise elected by the Seller in writing on the related Purchase Date.

         "Liquid Assets" shall mean the sum of all of NCMC's cash, Cash
          -------------
Equivalents, and the market value of its U.S. Treasury securities and the amount available under any committed secured financing facility or committed repurchase facility between NCMC and a third party acceptable to the Buyer (but only to the extent that NCMC has unencumbered assets to pledge, net of any applicable haircut, or has excess borrowing capacity arising from assets already pledged).

         "Loan" means (i) a first or second lien single family (one-to-four
          ----
units) non-conforming residential loan, (ii) such other type of loan, lease or other receivable as shall be agreed upon by the parties as evidenced by Appendix A to the Custody Agreement, as amended or supplemented by mutual agreement of the parties, or (iii) any interest in, or secured by, any such loan, lease or other receivable.

         "Loan Documents" shall have the meaning assigned thereto in the Custody
          --------------
Agreement.

         "Loan File" shall have the meaning assigned thereto in the Custody
         ---------
Agreement.

         "Loan Schedule" means the list of Loans delivered by a Guarantor or the
          -------------
Seller to Buyer and Custodian together with each Transaction Notice and attached by the Custodian to the related Trust Receipt. Each Loan Schedule shall set forth as to each Loan the related Borrower name, the address of the related Mortgaged Property and the outstanding principal balance of the Loan as of the initial Purchase Date, together with any other information specified by Buyer from time to time in good faith.

         "Margin Call" As defined in Section 6(a).
          -----------

         "Margin Deficit" shall have the meaning assigned thereto in Section
          ---------------
6(a) hereof.

         "Market Value" means (i) with respect to any Purchased Asset that is an
          ------------
Eligible Asset, as of any date of determination, the value ascribed to such asset by Buyer in its sole discretion, and (ii) with respect to a Purchased Asset that is not an Eligible Asset, zero.

         "Master Contribution Agreement" means the Master Contribution
          -----------------------------
Agreement, dated as of May 13, 2002 between NCMC and Seller.

         "Master Netting Agreement" means the Master Collateral Security and
          ------------------------
Master Netting Agreement dated as of May 13, 2002 among Buyer and certain Affiliates and the Guarantors and certain Affiliates.

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         "Material Adverse Change" means, with respect to a Person, any material
          -----------------------
adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects taken as a whole or prospects of such Person.

         "Material Adverse Effect" means (a) a Material Adverse Change with
          -----------------------
respect to a Guarantor or such Guarantor and its Affiliates that are party to any Program Document taken as a whole; (b) a material impairment of the ability of a Guarantor or any Affiliate that is a party to any Program Document to perform under any Program Document and to avoid any Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Document against either Guarantor or any Affiliate that is a party to any Program Document; or (d) a material adverse effect upon the value or marketability of a material portion of the Purchased Assets.

         "Maximum Aggregate Purchase Price" means the amount set forth in
          --------------------------------
Section 37 hereof.

         "Mortgage" means a mortgage, deed of trust, or other instrument that
          --------
creates a lien on the related Mortgaged Property and secures a Note.

         "Mortgaged Property" means, with respect to a Loan, the related
          ------------------
Borrower's fee interest in real property or leasehold interest in real property and all other collateral securing repayment of the debt evidenced by the related Note.

         "NCFC" means New Century Financial Corporation, or any successor
          ----
thereto.

         "NCMC" means New Century Mortgage Corporation, or any successor
          ----
thereto.

         "Note" means, with respect to any Loan, the related promissory note
          ----
together with all riders thereto and amendments thereof or other evidence of indebtedness of the related Borrower.

         "Notice Date" shall have the meaning assigned thereto in Section 4
          -----------
hereof.

         "Obligations" means (a) all of Seller's and Guarantors' obligation to
          -----------
pay the Repurchase Price on the Repurchase Date and other obligations and liabilities of Seller and Guarantors to Buyer, its Affiliates or Custodian arising under, or in connection with, the Program Documents or directly related to the Purchased Assets, whether now existing or hereafter arising; (b) any and all sums paid by Buyer or on behalf of Buyer pursuant to the Program Documents in order to preserve any Purchased Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller's or Guarantors' indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Asset, or of any exercise by Buyer or such Affiliate of its rights under the Program Documents, including without limitation, reasonable attorneys' fees and disbursements and court costs; and (d) all of Seller's and Guarantor's obligations to Buyer, Custodian or any other Person pursuant to the Program Documents.

         "Person" shall mean any legal person, including any individual,
          ------
corporation, partnership, association, joint-stock company, trust, limited liability company, unincorporated organization, governmental entity or other entity of similar nature.

         "Price Differential" means, with respect to each Transaction as of any
          ------------------
date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential in respect of such period previously paid by Seller to Buyer) with respect to such Transaction.

         "Pricing Rate" means the per annum percentage rate for determination of
          ------------
the Price Differential as set forth in Section 3(b) hereof or as otherwise set forth in the Side Letter.

         "Prime Rate" means a rate set by Buyer based upon various factors
          ----------
including Buyer's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Buyer shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Principal" shall have the meaning given to it in Annex I.
          ---------

         "Program Documents" means this Agreement, the Custody Agreement, any
          ------------------
Servicing Agreement, the Master Netting Agreement, the Guaranty, any assignment of Hedge Instrument, the Master Contribution Agreement, the Side Letter, the Servicer Side Letter and any other agreement entered into by Seller and/or Guarantor, on the one hand, and Buyer or one of its Affiliates (or Custodian on its behalf) on the other, in connection herewith or therewith.

         "Property" means any right or interest in or to property of any kind
          --------
whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase Date" means the date on which Purchased Assets are to be
          -------------
transferred by Seller to Buyer.

         "Purchase Price" shall have the meaning assigned thereto in the Side
          --------------
Letter.

         "Purchased Assets" means, with respect to a Transaction, the Loans set
          ----------------
forth on the related Loan Schedule, together with the related Records, Servicing Rights, Seller's or Guarantor's rights under any related Hedge Instruments (which interest in Hedge Instruments shall be pro rata and subject to rights of other parties holding security interest therein), and other Collateral, and all instruments, chattel paper, and general intangibles comprising or relating to all of the foregoing. The term "Purchased Assets" with respect to any Transaction at any time also shall include Additional Purchased Assets delivered pursuant to Section 6(a) hereof.

         "Records" means all instruments, agreements and other books, records,
          --------
reports and data generated by other media for the storage of information maintained by Seller, Guarantor, any of their Affiliates or agents, or their servicer or custodian with respect to a Purchased Asset.

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Records shall include the Notes, any Mortgages, the Loan Files and any other instruments necessary to document or service a Loan that is a Purchased Asset, including, without limitation, the complete payment and modification history of each Loan that is a Purchased Asset.

         "Reference Banks" Any leading banks selected by the Agent which are
          ---------------
engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London.

         "Repurchase Date" shall have the meaning assigned thereto in Section
          ---------------
3(b) and shall also include the date determined by application of Section 19.

         "Repurchase Price" means the price at which Purchased Assets are to be
          ----------------
transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination.

         "Reserve Interest Rate" means with respect to any LIBOR determination
          ---------------------
date, the rate per annum that the Agent determines to be either (i) the arithmetic mean (rounded to the nearest whole multiple of 1/16%) of the one-month or overnight U.S. dollar lending rates (as applicable) which New York City banks selected by the Agent are quoting on the relevant LIBOR determination date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Agent can determine no such arithmetic mean, the lowest one-month or overnight U.S. dollar lending rate (as applicable) which New York City banks selected by the Agent are quoting on such LIBOR determination date to leading European banks.

         "Servicer Side Letter" means the letter agreement, dated as of May 13,
          --------------------
2002, among Seller, Guarantors, Ocwen Federal Bank, FSB and Buyer.

         "Servicing Agreement" means any agreement (other than the Custody
          -------------------
Agreement) giving rise or relating to Servicing Rights with respect to a Purchased Asset, including any assignment or other agreement relating to such agreement.

         "Servicing Rights" means contractual, possessory or other rights of
          ----------------
Seller or any other Person arising under a Servicing Agreement, the Custody Agreement or otherwise, to administer or service a Purchased Asset or to possess related Records.

         "Side Letter" means the pricing side letter, dated as of May 13, 2002,
          -----------
among Seller, Guarantors and Buyer, as the same may be amended, supplemented or modified from time to time.

         "Subsidiary" means, with respect to any Person, any corporation,
          ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Substitute Assets" has the meaning assigned thereto in Section 16(a).
          -----------------

         "Termination Date" has the meaning assigned thereto in Section 27.
          ----------------

         "Total Adjusted Liabilities" shall mean for any fiscal quarter, the sum
          --------------------------
of (i) the daily average funded indebtedness for such fiscal quarter, plus (ii) all other consolidated liabilities, determined in accordance with GAAP, as of the last day of such fiscal quarter.

         "Total Liabilities" shall mean the total liabilities of a Person and
          -----------------
its consolidated Subsidiaries, determined in accordance with GAAP.

         "Total Non-warehouse Debt" shall mean as of any date of determination
          ------------------------
with respect to NCFC (and its subsidiaries), the sum of (i) the aggregate of all of its Funded Debt, less (ii) 100% of its unencumbered mortgage loan inventory
                    ----
held for sale or held for investment, less, (iii) 80% of its aggregate servicing
                                      ----
advance receivables (all determined in accordance with GAAP).

         "Transaction" has the meaning assigned thereto in Section 1.
          -----------

         "Transaction Notice" means a written request of Seller to enter into a
          -------------------
Transaction, in the form attached to the Custody Agreement which is delivered to Buyer and Custodian.

         "Trust Receipt" means a Trust Receipt and Certification as defined in
          -------------
the Custody Agreement.

         "Underwriting Guidelines" means NCMC's underwriting guidelines in
          -------------------------
effect as of the date of this Agreement, which have been approved in writing by Buyer, as the same may be amended from time to time in accordance with terms of this Agreement.

         "Uniform Commercial Code" means the Uniform Commercial Code as in
          -----------------------
effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "Wet Funded Loan" means a Loan for which, as of the related initial
          ---------------
Purchase Date, the documents in the related Loan File has not been delivered to the Custodian, and thereafter, each date until the documents in the related Loan File has been delivered to the Custodian.

         "Wet Funding Package" shall have the meaning assigned thereto in the
          -------------------
Custody Agreement.

         b. Capitalized terms used but not defined in this Agreement shall have the meanings assigned thereto in the Custody Agreement.

         c. Interpretation.

         Headings are for convenience only and do not affect interpretation. The following rules of this subsection (c) apply unless the context requires otherwise. The singular includes the plural and conversely. A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection, Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit to, this Agreement. A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns. A reference to an agreement or document is to the agreement or document as amended, modified, novated, supplemented or replaced, except to the extent prohibited by any Program Document. A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it. A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form. A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing. An Event of Default subsists until it has been waived in writing by the Buyer or has been timely cured. The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." This Agreement may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Seller. Except where otherwise provided in this Agreement any determination, statement or certificate by the Buyer or an authorized officer of the Buyer provided for in this Agreement is conclusive and binds the parties in the absence of manifest error. A reference to an agreement includes a security interest, guarantee, agreement or legally enforceable arrangement whether or not in writing related to such agreement. A reference to a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document, or any information recorded in computer disk form. Where the Seller or a Guarantor is required to provide any document to the Buyer under the terms of this Agreement, the relevant document shall be provided in writing or printed form unless the Buyer requests otherwise. At the request of the Buyer, the document shall be provided in computer readable format or both printed and computer readable format. This Agreement is the result of negotiations among and has been reviewed by counsel to the Buyer, Guarantors and the Seller, and is the product of all parties. In the interpretation of this Agreement, no rule of construction shall apply to disadvantage one party on the ground that such party proposed or was involved in the preparation of any particular provision of this Agreement or this Agreement itself. Except where otherwise expressly stated the Buyer may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, and may form opinions and make determinations at its absolute discretion. Any requirement of good faith, discretion or judgment by the Buyer shall not be construed to require Buyer to request or await receipt of information or documentation not immediately available from or with respect to the Seller, Guarantor, a servicer of the Purchased Assets, any other Person or the Purchased Assets themselves.

3.       THE TRANSACTIONS
         ----------------

         a. Seller shall repurchase Purchased Assets from Buyer on each related Repurchase Date. Each obligation to repurchase subsists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset. Seller is obligated to obtain the Purchased Assets from Buyer or its designee (including the Custodian) at Seller's expense on (or after) the related Repurchase Date.

         b. Provided that the applicable conditions in Sections 9(a) and (b) have been satisfied, each Purchased Asset that is repurchased by Seller on the Repurchase Date occurring on the 25th day of each month (or, if such 25th day is not a Business Day, the immediately following Business Day) following the related Purchase Date (the day of the month so determined for each month, or any other date designated by Seller to Buyer for such a repurchase on at least one Business Day's prior notice to Buyer, a "Repurchase Date", which term shall also include the date determined by application of Section 19) shall automatically become subject to a new Transaction unless Buyer is notified by Seller at least one (1) Business Day prior to any such Repurchase Date, provided that if the Repurchase Date so determined is later than the Termination Date, the Repurchase Date for such Transaction shall automatically reset to the Termination Date, and the provisions of this sentence as it might relate to a new Transaction shall expire on such date. For each new Transaction, unless otherwise agreed, (y) the accrued and unpaid Price Differential shall be settled in cash on each related Repurchase Date, and (z) the Pricing Rate shall be as set forth in the Side Letter.

         c. If Buyer locks in the rate of LIBOR at the request of Seller and Seller repurchases Purchased Assets on any day which is not the Repurchase Date set forth in Section 3(b) above, Seller shall indemnify Buyer and hold Buyer harmless from any losses, costs and/or expenses which Buyer may sustain or incur arising from the reemployment of funds obtained by Buyer hereunder or from fees payable to terminate the deposits from which such funds were obtained ("Breakage Costs"), in each case for the remainder of the applicable 30 day period. Buyer shall deliver to Seller a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined in good faith by Buyer to be adequate, it being agreed that such statement and the method of its calculation shall be adequate and shall be conclusive and binding upon Seller, absent manifest error. This Section shall survive termination of this Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder.

4.       ENTERING INTO TRANSACTIONS, TRANSACTION NOTICE CONFIRMATIONS
         ------------------------------------------------------------

         a. Under the terms and conditions of the Program Documents, Buyer hereby agrees to enter into Transactions with a Purchase Price up to the Maximum Aggregate Purchase Price. Unless otherwise agreed, Seller shall give Buyer and Custodian notice of any proposed Purchase Date in accordance with the terms of the Custody Agreement (the date on which such notice is so given, the "Notice Date"). On the Notice Date, Seller or a Guarantor shall (i) request that Buyer enter into a Transaction by furnishing to Buyer and Custodian a Transaction Notice and Loan Schedule, (ii) deliver to Buyer a Computer Medium for the related Purchased Assets and (iii) deliver to Custodian the Loan File or Wet Funding Package for each Loan subject to such Transaction.

     b. In the event that the parties hereto desire to enter into a Transaction on terms other than as set forth in this Agreement (as amended by the Side Letter), the parties shall execute a "Confirmation" specifying such terms prior to entering into such Transaction. Any such Confirmation and the related Transaction Notice, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates. In the event of any conflict between this Agreement and a Confirmation, the terms of the Confirmation shall control with respect to the related Transaction.

5.   PAYMENT AND TRANSFER
     --------------------

     Unless otherwise agreed, all transfers of funds hereunder shall be in immediately available funds and all Purchased Assets transferred shall be transferred to the Custodian pursuant to the Custody Agreement. Any Repurchase Price or Price Differential received by Buyer after 2:30 p.m. noon New York City time shall be applied on the next succeeding Business Day.

6.   MARGIN MAINTENANCE
     ------------------

     a. If at any time the aggregate Market Value of all Purchased Assets subject to all Transactions is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions to transfer to Buyer cash or, at Buyer's option (and provided Seller has additional Eligible Assets), additional Eligible Assets ("Additional Purchased Assets"), so that the cash and aggregate Market Value of the Purchased Assets, including any such Additional Purchased Assets, will thereupon equal or exceed such aggregate Buyer's Margin Amount (such requirement, a "Margin Call").

     b. Notice required pursuant to Section 6(a) may be given by any means provided in Section 35 hereof. Any notice given before 10:00 a.m. New York time on a Business Day shall be satisfied no later than 5:00 p.m. New York time on such Business Day. Any notice given on or after 10:00 a.m. New York time on a Business Day shall be satisfied no later than 5:00 p.m. New York time on the Business Day following the date of such notice. The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Seller, Guarantors and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer's rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller or a Guarantor.

7.   INCOME PAYMENTS
     ---------------

     Where a particular term of a Transaction extends over the date on which Income is paid in respect of any Purchased Assets subject to that Transaction, such Income shall be the property of Buyer. Notwithstanding the foregoing, Buyer agrees that prior to the occurrence of an Event of Default, Seller shall be entitled to receive an amount equal to all Income received, whether by Guarantor, Buyer, Custodian, Interim Servicer or any servicer or any other Person, which is not otherwise received by Seller, in respect of the Purchased Assets; provided, however, that any income received by or on behalf of Seller while the related Transaction is outstanding shall be deemed held by Seller solely in trust for Buyer pending the repurchase on the related Repurchase Date. Upon the occurrence of an Event of Default, the Seller and each Guarantor shall cause all Income to be delivered to the Buyer.

8.   SECURITY INTEREST
     -----------------

     Seller and Buyer intend that the Transactions hereunder be sales to Buyer of the Purchased Assets and not loans from Buyer to Seller secured by the Purchased Assets. However, in order to preserve Buyer's rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as other than sales, and as security for Seller's performance of all of its Obligations, Seller hereby grants Buyer a fully perfected first priority security interest in the following property, whether now existing or hereafter acquired: the Purchased Assets, the related Records, all mortgage guaranties and insurance relating to such Purchased Assets (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Purchased Assets and all claims and payments thereunder, any purchase agreements or other agreements or contracts relating to or constituting any or all of the foregoing, all "accounts" as defined in the Uniform Commercial Code relating to or constituting any or all of the foregoing, all other insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, any security account and all rights to Income and the rights to enforce such payments arising from any of the Purchased Assets, and any and all replacements, substitutions, distributions on or proceeds with respect to any of the foregoing (collectively the "Collateral").

9.   CONDITIONS PRECEDENT
     --------------------

     a. As conditions precedent to the initial Transaction, Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by each party thereto (as applicable):

          (i) The Program Documents duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver;

          (ii) Evidence that all other actions necessary or, in the opinion of Buyer, desirable to perfect and protect Buyer's interest in the Purchased Assets and other Collateral have been taken, including, without limitation, duly executed and filed Uniform Commercial Code financing statements on Form UCC-1;

          (iii) A certified copy of Seller's and Guarantors' consents or corporate resolutions, as applicable, approving the Program Documents and Transactions thereunder (either specifically or by general resolution), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Documents;

          (iv) An incumbency certificate of the secretaries of Seller and Guarantors certifying the names, true signatures and titles of Seller's and Guarantors' representatives duly authorized to request Transactions hereunder and to execute the Program Documents and the other documents to be delivered thereunder;

          (v) An opinion of Seller's and Guarantors' counsel as to such matters as Buyer may reasonably request and in form and substance acceptable to Buyer;

          (vi) A copy of the Underwriting Guidelines certified by an officer of NCMC;

          (vii) The original trust certificate of NCMC, representing 100% ownership of Seller, issued in the name of NCMC and an original conveyance power in blank executed by NCMC;

          (viii) All of the conditions precedent in the Guaranty shall have been satisfied; and

          (ix)   Any other documents reasonably requested by Buyer.

          (x) Buyer's legal, tax, business and environmental due diligence of the Seller and Guarantors each shall have been completed to the satisfaction of the Buyer.

     b. The obligation of Buyer to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:

          (i) Buyer or its designee shall have received on or before the day of a Transaction with respect to such Purchased Assets (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Buyer and (if applicable) duly executed:

          (A) Transaction Notice, Loan Schedule and Computer Medium delivered pursuant to Section 4(a);

          (B)    The related Trust Receipt; and

          (C) Such certificates, customary opinions of counsel or other documents as Buyer may reasonably request, provided that such opinions of counsel shall not be required in connection with each Transaction but shall only be required from time to time as deemed necessary by Buyer in its good faith.

          (ii) No Default or Event of Default shall have occurred and be continuing.

          (iii) Buyer shall not have reasonably determined that a change in any requirement of law or in the interpretation or administration of any requirement of law applicable to Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Buyer to enter into Transactions with a Pricing Rate based on LIBOR.

          (iv) All representations and warranties in the Program Documents shall be true and correct on the date of such Transaction.

          (v) The then aggregate outstanding Purchase Price for all Purchased Assets, when added to the Purchase Price for the requested Transaction, shall not exceed the Maximum Aggregate Purchase Price.

          (vi) No event or events shall have been reasonably determined by Buyer to have occurred and be continuing resulting in the effective absence of a whole loan or asset-backed securities market.

          (vii) Satisfaction of any conditions precedent to the initial Transaction as set forth in clause (a) of this Section 9 that were not satisfied prior to such initial Purchase Date.

          (viii) The Purchase Price for the requested Transaction shall not be less than $500,000.

          (ix) Buyer shall have determined that all actions necessary or, in the opinion of Buyer, desirable to maintain Buyer's perfected interest in the Purchased Assets and other Collateral have been taken, including, without limitation, duly executed and filed Uniform Commercial Code financing statements on Form UCC-1.

          (x)    Any other documents reasonably requested by Buyer.

          (xi) The Buyer shall not be obligated to enter into more than two Transactions per Business Day.

10.  RELEASE OF PURCHASED ASSETS
     ---------------------------

     Upon timely payment in full of the Repurchase Price and all other Obligations that relate to and are owed with respect to a Purchased Asset, if no Default or Event of Default has occurred and is continuing, Buyer shall, and shall direct Custodian to, release such Purchased Asset unless such release would give rise to or perpetuate a Margin Deficit. Except as set forth in Sections 6(a) and 16, Seller shall give at least one (1) Business Day's prior written notice to Buyer if such repurchase shall occur on other than a Repurchase Date set forth in Section 3(b).

     If such a Margin Deficit is applicable, Buyer shall notify Seller of the amount thereof and Seller may thereupon satisfy the Margin Call in the manner specified in Section 6.

11.  RELIANCE
     --------

     With respect to any Transaction, Buyer may conclusively rely upon, and shall incur no liability to Seller or Guarantors in acting upon, any request or other communication that Buyer reasonably believes to have been given or made by a person authorized to enter into a Transaction on Seller's or a Guarantor's behalf.

12.  REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Each of the Seller and each Guarantor hereby represents and warrants, and shall on and as of the Purchase Date for any Transaction and on and as of each date thereafter through and including the related Repurchase Date be deemed to represent and warrant, that:

     a.   Due Organization and Qualification. Each of the Seller and each
          ----------------------------------
Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction under whose laws it is organized. Each of the Seller and each Guarantor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals necessary for the conduct of its business as currently conducted and the performance of its obligations under the Program Documents or any failure to obtain such a license, permit, charter, registration or approval will not cause a Material Adverse Effect or impair the enforceability of any Loan.

     b.   Power and Authority. Each of the Seller and each Guarantor has all
          -------------------
necessary power and authority to conduct its business as currently conducted, to execute, deliver and perform its obligations under the Program Documents and to consummate the Transactions.

     c.   Due Authorization. The execution, delivery and performance of the
          -----------------
Program Documents by each of the Seller and each Guarantor have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person other than any that have heretofore been obtained, given or made.

     d.   Noncontravention. None of the execution and delivery of the Program
          ----------------
Documents by Seller or either Guarantor or the consummation of the Transactions and transactions thereunder:

               i) conflicts with, breaches or violates any provision of any material agreements of Seller or a Guarantor or in any material respect any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Seller or either Guarantor or its properties;

               ii) constitutes a material default by Seller or a Guarantor under any loan or repurchase agreement, mortgage, indenture or other agreement or instrument to which Seller or a Guarantor is a party or by which it or any of its properties is or may be bound or affected; or

               iii) results in or requires the creation of any lien upon or in respect of any of the assets of Seller or a Guarantor except the lien relating to the Program Documents.

     e.   Legal Proceeding. Except as otherwise disclosed in the financial
          ----------------
statements of NCFC, there is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator affecting any of the Purchased Assets, Seller, a Guarantor or any of their Affiliates, pending or threatened, which has a reasonable likelihood of having a Material Adverse Effect.

     f.   Valid and Binding Obligations. Each of the Program Documents to which
          -----------------------------
the Seller or a Guarantor is a party, when executed and delivered by such Seller or Guarantor, will constitute the legal, valid and binding obligations of such Seller or Guarantor, enforceable against such Seller or Guarantor, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

     g.   Financial Statements. The financial statements of Guarantors, copies
          --------------------
of which have been furnished to Buyer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of each Guarantor as of the dates and for the periods indicated and (iii) have been prepared in accordance with GAAP consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent financial statements, there has been no Material Adverse Change with respect to either Guarantor. Except as disclosed in such financial statements, neither Guarantor is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a reasonably likelihood of causing a Material Adverse Change with respect to either Guarantor.

     h.   Accuracy of Information. None of the documents or information prepared
          -----------------------
by or on behalf of Seller or a Guarantor and provided by Seller or a Guarantor to Buyer relating to Seller's or a Guarantor's financial condition contain any statement of a material fact with respect to Seller or Guarantors or the Transactions that was untrue or misleading in any material respect when made. Since the furnishing of such documents or information, there has been no change, nor any development or event involving a prospective change known to Seller or either Guarantor, that would render any of such documents or information untrue or misleading in any material respect.

     i.   No Consents. No consent, license, approval or authorization from, or
          -----------
registration, filing or declaration with, any regulatory body, administrative agency, or other governmental, instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by Seller or either Guarantor of this Agreement or the consummation by Seller or either Guarantor of any other Program Document, other than any that have heretofore been obtained, given or made.

     j.   Compliance With Law. Etc. No practice, procedure or policy employed or
          -------------------
proposed to be employed by Seller or either Guarantor in the conduct of its businesses violates any law, regulation, judgment, regulatory consent, order or decree applicable to it which, if enforced, would result in either a Material Adverse Change with respect to Seller or either Guarantor or a Material Adverse Effect.

     k.   Solvency: Fraudulent Conveyance. Each of the Seller and each Guarantor
          -------------------------------
is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, neither Seller nor either Guarantor will be left with an unreasonably small amount of capital with which to engage in its business. Neither Seller nor a Guarantor intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither Seller nor a Guarantor is contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Seller or either Guarantor or any of their assets. The amount of consideration being received by Seller upon the sale of the Purchased Assets to Buyer constitutes reasonably equivalent value and fair consideration for such Purchased Assets. Seller is not transferring any Purchased Assets with any intent to hinder, delay or defraud any of its creditors. The amount of consideration being received by NCMC upon the sale and/or contribution of the Purchased Assets to Seller, respectively, constitutes reasonably equivalent value and fair consideration for such Purchased Assets. Neither Guarantor is transferring any Purchased Assets with any intent to hinder, delay or defraud any of its creditors.

         l. Investment Company Act Compliance. Seller is not required to be
            ---------------------------------
registered as an "investment company" as defined under the Investment Company Act nor as an entity under the control of an "investment company" as defined under the Investment Company Act.

         m. Taxes. Each of the Seller and each Guarantor has filed all federal
            -----
and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than for taxes that are being contested in good faith or for which it has established adequate reserves). Any taxes, fees and other governmental charges payable by Seller or a Guarantor in connection with a Transaction and the execution and delivery of the Program Documents have been paid.

         n. Additional Representations. With respect to each Loan, Seller and
            --------------------------
Guarantors, jointly and severally, hereby make all of the applicable representations and warranties set forth in Appendix A to the Custody Agreement as of the date the Loan File or Wet Funding Package, as applicable, is delivered to the Custodian. Further, as of each Purchase Date, the Seller and the Guarantors shall be deemed to have represented and warranted in like manner that neither the Seller nor either Guarantor has any knowledge that any such representation or warranty may have ceased to be true in a material respect as of such date, except as otherwise stated in a Transaction Notice, any such exception to identify the applicable representation or warranty and specify in reasonable detail the related knowledge of the Seller or either Guarantor.

         o. No Broker. Neither Seller nor a Guarantor has dealt with any broker,
            ---------
investment banker, agent, or other person, except for Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement; provided, that if Seller or either Guarantor has dealt with any broker, investment banker, agent, or other person, except for Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement, such commission or compensation shall have been paid in full by Seller or a Guarantor, as applicable.

         p. Corporate Separateness.
            ----------------------

            (i) The capital of Seller and Guarantors is adequate for the respective business and undertakings of Seller and Guarantors.

                  (ii) Other than as provided in this Agreement and the other Program Documents, Seller is not engaged in any business transactions with either Guarantor or any of their Affiliates other than transactions in the ordinary course of its business on an "arms-length" basis.

                  (iii) The funds and assets of the Seller are not and will not be, commingled with the funds of any other Person.

         The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Assets to Buyer and shall continue for so long as the Purchased Assets are subject to this Agreement.

13.      COVENANTS OF SELLER AND GUARANTOR
         ---------------------------------

         Each of Seller and each Guarantor, as applicable, hereby covenants with Buyer as follows:

         a. Defense of Title. Each of Seller and each Guarantor warrants and
            ----------------
will defend the right, title and interest of Buyer in and to all Collateral against all adverse claims and demands.

         b. No Amendment or Compromise. Following an Event of Default, without
            --------------------------
the prior written consent of the Buyer, neither Seller, either Guarantor nor those acting on Seller's or either Guarantor's behalf shall amend or modify, or waive any term or condition of, or settle or compromise any claim in respect of, any item of the Purchased Assets, any related rights or any of the Program Documents, provided that any such party may amend or modify a Loan if such amendment or modification does not affect the amount or timing of any payment of principal or interest, extend its scheduled maturity date, modify its interest rate, or constitute a cancellation or discharge of its outstanding principal balance and does not materially and adversely affect the security afforded by the real property, finishings, fixtures, or equipment securing the Loan.

         c. No Assignment. Except as permitted herein, neither Seller, NCMC nor
            -------------
any servicer shall sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Documents), any of the Purchased Assets or any interest therein, provided that this Section shall not prevent any of the following: any transfer of Purchased Assets in accordance with the Program Documents; any Hedging Instruments for the related Purchased Assets; any servicing arrangement between the Interim Servicer and Seller or its Affiliates; and any forward purchase commitment or other types of take out commitment for the Purchased Assets.

         d. Servicing of Loans. Seller and each Guarantor shall cause Interim
            ------------------
Servicer to service, or cause to be serviced, all Loans that are part of the Purchased Assets in accordance with prudent servicing practices, pending any delivery of such servicing to Buyer pursuant to this Agreement, employing at least the same procedures and exercising the same care that Interim Servicer customarily employs in servicing Loans for its own account. Seller shall notify servicers of Buyer's interest hereunder and Seller shall notify Buyer of the name and address of all servicers of Loans and shall identify each servicer with respect to each Purchased Asset on a loan-by-loan basis. Buyer shall have the right to approve each servicer and the form of all Servicing Agreements or servicing side letter agreements. Seller shall cause each servicer to hold or cause to be held all escrow funds collected with respect to such Loans in customary custodial accounts and shall apply the same for the purposes for which such funds were collected. Upon Buyer's request, Seller shall provide reasonably promptly to Buyer a letter addressed to and agreed to by each servicer of Loans, in form and substance reasonably satisfactory to Buyer, advising such servicer of such matters as Buyer may reasonably request relating to the Loans. If Seller should discover that, for any reason whatsoever, Seller or any entity responsible to Seller by contract for the administration and/or servicing any such Loan has failed to perform fully Seller's obligations under the Program Documents or any of the obligations of such entities with respect to the Purchased Assets, Seller shall promptly notify Buyer.

         e. Preservation of Collateral: Collateral Value. Each of Seller and
            --------------------------------------------
each Guarantor shall do all things necessary to preserve the Collateral so that it remains subject to a first priority perfected security interest hereunder. Without limiting the foregoing, Seller and each Guarantor will comply with all rules, regulations and other laws of any Governmental Authority and cause the Collateral to comply with all applicable rules, regulations and other laws. Neither Seller nor a Guarantor will allow any default by Seller or either Guarantor to occur under any Collateral or any Program Documents and Seller and each Guarantor shall fully perform or cause to be performed when due all of its obligations under any Collateral or the Program Documents.

         f. Maintenance of Papers, Records and Files. Seller and each Guarantor
            ----------------------------------------
shall require, and Seller or either Guarantor shall build, maintain and have available, a complete file in accordance with lending industry custom and practice for each Purchased Asset. Seller or either Guarantor will maintain or cause to be maintained all such Records not in the possession of Custodian in good and complete condition in accordance with industry practices and preserve them against loss.

                  i) Seller and each Guarantor shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Assets in accordance with industry custom and practice, including those maintained pursuant to the preceding subsection, and all such Records shall be in the possession of the Custodian, the Interim Servicer, the Seller or a Guarantor unless Buyer otherwise approves. Neither Seller nor a Guarantor will allow any such papers, records or files that are an original or an only copy to leave Custodian's possession, except for individual items removed in connection with servicing a specific Loan, in which event Seller or a Guarantor will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file.

                  ii) For so long as Buyer has an interest in or lien on any Purchased Asset, Seller and each Guarantor will hold or cause to be held all related Records in trust, as the custodian and bailee, for Buyer. Seller or Guarantor shall notify, or cause to be notified, every other party holding any such Records of the interests and liens granted hereby.

                  iii) Upon reasonable advance notice from Custodian or Buyer, Seller and each Guarantor shall (x) make any and all such Records available to Custodian or Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, (y) permit Buyer or its authorized agents to discuss the affairs, finances and accounts of Seller or either Guarantor with its respective chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller or either Guarantor with its independent certified public accountants.

         g.       Financial Statements: Accountants' Reports: Other Information.
                  --------------------
Seller and each Guarantor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Assets to Buyer. Seller and Guarantors shall furnish or cause to be furnished to Buyer the following:

                  i)   Financial Statements. (x) As soon as available and in any
                       --------------------
         event within 90 days after the end of each fiscal year, the consolidated, audited balance sheets of NCFC, Guarantors and Seller as of the end of each fiscal year of NCFC (inclusive of NCMC and Seller), and the audited financial statements of income and changes in equity of Guarantors and Seller, and the audited statement of cash flows of NCFC (inclusive of NCMC and Seller), for such fiscal year and (y) as soon as available and in any event within 45 days after the end of each quarter (including the fourth quarter), the consolidated and consolidating, unaudited balance sheets of NCFC (inclusive of NCMC and Seller) as of the end of each quarter, and the unaudited financial statements of income and changes in equity of NCFC (inclusive of NCMC and Seller), and the unaudited statement of cash flows of NCFC (inclusive of NCMC and Seller), for the portion of the fiscal year then ended, and (z) within 45 days after the end of each month, monthly consolidated and unaudited financial statements of income and changes in equity (and, to the extent available, cash flow statements) and balance sheets as provided in clause (y), all of which have been prepared in accordance with GAAP and certified by such NCFC's, Guarantor's and Seller's, as applicable, chief financial officer in the form of a compliance certificate to be delivered along with the above financial statements.

                  ii)  Loan Data. Monthly reports in form and scope satisfactory
                       ---------
         to Buyer, setting forth data regarding the performance of the Purchased Assets for the immediately preceding month, and such other information as Buyer may reasonably request, including, without limitation, any other information regarding the Purchased Assets reasonably requested by Buyer, the performance of any loans serviced by or on behalf of each Interim Servicer and any other financial information regarding the Guarantors reasonably requested by Buyer.

                  iii) Monthly Servicing Diskettes. On or before the second
                       ---------------------------
         Business Day prior to each Repurchase Date, or any other time at Buyer's request, a Computer Medium (or any other electronic transmission acceptable to Buyer) in a format acceptable to Buyer containing such information with respect to the Purchased Assets as Buyer may reasonably request upon reasonable prior notice.

                  iv)  Certifications. NCMC shall execute and deliver, on behalf
                       --------------
         of the Seller, a monthly certification substantially in the form of Exhibit A-1 attached hereto and each Guarantor shall execute and deliver a quarterly certification substantially in the form of Exhibit A-2 attached hereto.

         h.       Notice of Material Events. Each of Seller and each Guarantor
                  -------------------------
shall promptly inform Buyer in writing of any of the following:

                  i) any Default, Event of Default or default or breach by Seller or either Guarantor of any other material obligation under any Program Document, or the occurrence or existence of any event or circumstance that Seller or either Guarantor with the passage of time expects to have a reasonably likelihood of becoming an Event of Default;

                  ii) any material change in the insurance coverage required of Seller or either Guarantor or any other Person pursuant to any Program Document, with copy of evidence of same attached;

                  iii) any material dispute, litigation, investigation, proceeding or suspension between Seller or a Guarantor, on the one hand, and any Governmental Authority or any other Person;

                  iv) any material adverse change in accounting policies or financial reporting practices of Seller or a Guarantor;

                  v) the occurrence of any material employment dispute and a description of the strategy for resolving it; and

                  vi)  any event, circumstance or condition that has resulted,

         or has a reasonably likelihood of resulting, in either a Material Adverse Change with respect to Seller or a Guarantor or a Material Adverse Effect.

         i.       Maintenance of Licenses. Each of Seller and each Guarantor
                  -----------------------
shall maintain, all licenses, permits or other approvals necessary for each of Seller and each Guarantor to conduct its business and to perform its obligations under the Program Documents, and each of Seller and each Guarantor shall conduct its business strictly in accordance with applicable law.

         j.       No Withholdings for Taxes. Any payments made by Seller to
                  -------------------------
Buyer shall be free and clear of, and without deduction or withholding for, any taxes; provided, however, that if Seller shall be required by law to deduct or withhold any taxes from any sums payable to Buyer, then Seller shall (A) make such deductions or withholdings and pay such amounts to the relevant authority in accordance with applicable law, (B) pay to Buyer the sum that would have been payable had such deduction or withholding not been made, and (C) at the time the Price Differential is paid, pay to Buyer all additional amounts as specified by Buyer to preserve the after-tax yield Buyer would have received if such tax had not been imposed. This provision does not apply to income taxes payable by Buyer on its taxable income.

         k.       Nature of Business. Neither Seller nor a Guarantor shall make
                  ------------------
any material change in the nature of its business as carried on at the date hereof.

         l.       Limitation on Distributions. If a Default has occurred and is
                  ---------------------------
occurring, neither Seller nor either Guarantor shall pay any dividends or distributions with respect to any capital stock or other equity interests in Seller or either Guarantor, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller or either Guarantor.

         m.       Reserved.
                  --------

         n.       Merger of Guarantor. Neither Guarantor shall at any time,
                  -------------------
directly or indirectly, (i) liquidate or dissolve or enter into any consolidation or merger or be subject to a Change in Control without Buyer's prior consent; (ii) form or enter into any partnership, joint venture, syndicate or other combination which would have a Material Adverse Effect; or (iii) make any Material Adverse Change with respect to a Guarantor or such Guarantor's Subsidiaries.

         o.       Insurance. Seller will, and shall cause the Interim Servicer
                  ---------
to, obtain and maintain insurance with responsible companies in such amounts and against such risks as are customarily carried by business entities engaged in similar businesses similarly situated, and will furnish Buyer on request full information as to all such insurance, and provide within (15) days after receipt of such request the certificates or other documents evidencing renewal of each such policy.

         p.       Affiliate Transaction. Neither Seller nor a Guarantor will at
                  ---------------------
any time, directly or indirectly, sell, lease or otherwise transfer any property or assets to, or otherwise acquire any property or assets from, or otherwise engage in any transactions with, any of their Affiliates unless the terms thereof are no less favorable to such Seller or Guarantor, as applicable, than those that could be obtained at the time of such transaction in an arm's length transaction with a Person who is not such an Affiliate.

         q.       Change of Fiscal Year. Neither Seller nor a Guarantor will at
                  ---------------------
any time, directly or indirectly, except upon ninety (90) days' prior written notice to Buyer, change the date on which such Seller's or Guarantor's fiscal year begins from such Seller's or Guarantor's current fiscal year beginning date.

         r.       Delivering of Servicing Rights. With respect to the Servicing
                  ------------------------------
Rights of each Loan, Seller and Guarantors shall deliver such Servicing Rights to the designee of Buyer, within 75 days of a Purchase Date, unless otherwise stated in writing by Buyer; provided that on each Repurchase Date that is subject to a new Transaction, such delivery requirement is deemed restated for such new Transaction (and the immediately preceding delivery requirement is deemed to be rescinded) in the absence of directions to the contrary from Buyer, and a new 75-day period is deemed to commence as of such Repurchase Date. The Seller's and Guarantors' transfer of the Servicing Rights under this Section shall be in accordance with customary standards in the industry.

         s.       Underwriting Guidelines. NCMC shall not permit any material
                  -----------------------
modifications to be made to the Underwriting Guidelines without the prior consent of the Buyer (such consent not to be unreasonably withheld).

         t.       No Other Indebtedness. Without the prior written consent of
                  ---------------------
the Buyer, the Seller shall not incur any Indebtedness or guaranty the Indebtedness of any other Person other than the Indebtedness incurred under the Program Documents.

         u. Facility Fee. Seller agrees to pay to Buyer on the date of execution
            ------------
of this Agreement, a facility fee in the amount of the Facility Fee Amount, such payment to be made in United States dollars, in immediately available funds, without deduction, set-off or counterclaim. The Buyer may, in its sole discretion, net such commitment fee from the proceeds of any Purchase Price payable to the Seller.

14.      REPURCHASE DATE PAYMENTS/COLLECTIONS
         ------------------------------------

         On each Repurchase Date, Seller shall remit or shall cause to be remitted to Buyer the Repurchase Price.

15.      REPURCHASE OF PURCHASED ASSETS, CHANGE OF LAW
         ---------------------------------------------

         a. Upon discovery by Seller or a Guarantor of a breach of any of the representations and warranties set forth in Appendix A to the Custody Agreement, Seller or a Guarantor shall give prompt written notice thereof to Buyer. Upon any such discovery by Buyer, Buyer will notify Seller. It is understood and agreed that the representations and warranties set forth in Appendix A to the Custody Agreement shall survive delivery of the respective Loan Files to the Custodian and shall inure to the benefit of Buyer. The fact that Buyer has conducted or has failed to conduct any partial or complete due diligence investigation in connection with its purchase of any Purchased Asset shall not affect Buyer's right to demand repurchase as provided under this Agreement. The Seller shall within two (2) Business Days of the earlier of the Seller's or a Guarantor's discovery or either Seller or a Guarantor receiving notice, with respect to any Purchased Asset, of (i) any breach of a representation or warranty contained in Appendix A to the Custody Agreement or (ii) any failure to deliver any of the items required to be delivered as part of the Loan File within the time period required for delivery pursuant to the Custody Agreement, promptly cure such breach or delivery failure in all material respects. If within two (2) Business Days after the earlier of Seller's or a Guarantor's discovery of such breach or delivery failure or Seller or a Guarantor receiving notice thereof that such breach or delivery failure has not been remedied by the Seller, the Seller shall promptly upon receipt of written instructions from Buyer, at Buyer's option, either (i) purchase such Purchased Asset at a purchase price equal to the Repurchase Price with respect to such Purchased Asset by wire transfer to the account designated by Buyer, or (ii) transfer comparable Substitute Assets to Buyer, as provided in Section 16 hereof.

         b. If Buyer determines that the introduction of, any change in, or the interpretation or administration of any requirement of law has made it unlawful or commercially impracticable to engage in any Transactions with a Pricing Rate based on LIBOR, then Seller (i) shall, upon its receipt of notice of such fact and demand from Buyer (with a copy of such notice to Custodian), repurchase the Purchased Assets subject to the Transaction on the next succeeding Business Day and, at Seller's election, concurrently enter into a new Transaction with Buyer with a Pricing Rate based on the Prime Rate plus the margin set forth in the Side Letter as part of the Pricing Rate and (ii) may elect, by giving notice to Buyer and Custodian, that all new Transactions shall have Pricing Rates based on the Prime Rate plus such margin.

         c. If Buyer determines in its sole discretion that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on Buyer's capital or on the capital of any Affiliate of Buyer as a consequence of such Change in Law on this Agreement, then from time to time Seller will compensate Buyer or Buyer's Affiliate, as applicable, for such reduced rate of return suffered as a consequence of such Change in Law on terms similar to those imposed by Buyer on its other similarly affected customers. Buyer shall provide Seller with prompt notice as to any Change in Law. Notwithstanding any other provisions in this Agreement, in the event of any such Change in Law Seller will have the right to terminate all Transactions then outstanding without any prepayment penalty as of a date selected by Seller, which date shall be prior to the then applicable Repurchase Date and which date shall thereafter for all purposes hereof be deemed to be the Repurchase Date.

16.      SUBSTITUTION
         ------------

         Seller may, subject to agreement with and acceptance by Buyer, substitute other assets which are substantially the same as the Purchased Assets (the "Substitute Assets") for any Purchased Assets. Such substitution shall be made by transfer to Buyer of such other Substitute Assets and transfer to Seller of such Purchased Assets. After substitution, the Substitute Assets shall be deemed to be Purchased Assets.

17.      REPURCHASE TRANSACTIONS
         -----------------------

         Buyer may, in its sole election, engage in repurchase transactions with the Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Buyer's choice, in all cases subject to Buyer's obligation to reconvey the Purchased Assets (and not substitutes therefor) on the Repurchase Date. In the event Buyer engages in a repurchase transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased Assets, Buyer shall have the right to assign to Buyer's counterparty any of the applicable representations or warranties in Appendix A to the Custody Agreement and the remedies for breach thereof, as they relate to the Purchased Assets that are subject to such repurchase transaction.

18.      EVENTS OF DEFAULT
         -----------------

         With respect to any Transactions covered by or related to this Agreement, the occurrence of any of the following events shall constitute an "Event of Default":

         a. Seller fails to transfer the Purchased Assets to Buyer on the applicable Purchase Date (provided Buyer has tendered the related Purchase Price);

         b. Seller either fails to repurchase the Purchased Assets on the applicable Repurchase Date or fails to perform its obligations under Section 6;

         c. either Seller or a Guarantor shall fail to perform, observe or comply with any other material term, covenant or agreement contained in the Program Documents (other than Appendix A to the Custody Agreement) and such failure is not cured within the time period expressly provided or, if no such cure period is provided, within two (2) Business Days of the earlier of (i) such party's receipt of written notice from Buyer or Custodian of such breach or (ii) the date on which such party obtains notice or knowledge of the facts giving rise to such breach;

         d. any representation or warranty made by Seller or a Guarantor (or any of Seller's or a Guarantor's officers) in the Program Documents or in any other document delivered in connection therewith (other than the representations or warranties in Appendix A to the Custody Agreement) shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated;

         e. Seller, a Guarantor, or any of Seller's or a Guarantor's Subsidiaries shall fail (i) to pay any of Seller's, a Guarantor's or Seller's or a Guarantor's Subsidiaries' Indebtedness (aggregating in excess of $2,500,000 with respect to a Guarantor or a Guarantor and its Subsidiaries, taken as a whole), or any interest or premium thereon when due (whether by scheduled maturity, requirement prepayment, acceleration, demand or otherwise), or (ii) to make any payment when due under Seller's, a Guarantor's or Seller's or a Guarantor's Subsidiaries' Guarantee of another person's Indebtedness for borrowed money, and, in either case, such failure shall entitle any related counterparty to declare any such Indebtedness or Guarantee to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

         f. a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar official for Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries, or of any of Seller's, a Guarantor's or their respective Property (as a debtor or creditor protection procedure), is appointed or takes possession of such property; or Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries generally fails to pay Seller's, a Guarantor's or Seller's or a Guarantor's Subsidiaries' debts as they become due; or Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code, or any successor or similar applicable statute, or any administrative insolvency scheme, against Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries; or any of Seller's, a Guarantor's or Seller's or a Guarantor's Subsidiaries' Property is sequestered by court or administrative order; or a petition is filed against Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, moratorium, delinquency or liquidation law of any jurisdiction, whether now or subsequently in effect;

         g. Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries files a voluntary petition in bankruptcy seeks relief under any provision of any bankruptcy, reorganization, moratorium, delinquency, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official for Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries, or of all or any part of Seller's, a Guarantor's or Seller's or a Guarantor's Subsidiaries' Property; or makes an assignment for the benefit of Seller, a Guarantor or Seller's or a Guarantor's Subsidiaries' creditors;

         h. any final, nonappealable judgment or order for the payment of money in excess of $2,500,000 is rendered against Seller, a Guarantor or any of Seller's or a Guarantor's

Subsidiaries and remains undischarged or unsatisfied after the passage of 30 days following the date on which it is entered;

         i. any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries, or shall have taken any action to displace the management of Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries or to curtail its authority in the conduct of the business of Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries as an issuer, buyer or a seller/servicer of Loans or securities backed thereby;

         j. Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries shall default under, or fail to perform as requested under, or shall otherwise breach the material terms of any instrument, agreement or contract relating to Indebtedness (aggregating in excess of $2,500,000 with respect to a Guarantor or a Guarantor and its Subsidiaries, taken as a whole), and such default, failure or breach shall entitle any counterparty to declare such Indebtedness to be due and payable prior to the maturity thereof;

         k. in the reasonable good faith judgment of Buyer any Material Adverse Change shall have occurred with respect to Seller, a Guarantor or any of Seller's or a Guarantor's Subsidiaries taken as a whole;

         l. Seller or a Guarantor shall admit in writing its inability to, or intention not to, perform any of such Seller's or a Guarantor's respective material Obligations;

         m. except as expressly permitted in this Agreement, Seller or a Guarantor dissolves, merges or consolidates with another entity, or sells, transfers, or otherwise disposes of a material portion of such Seller's or a Guarantor's (as applicable) business or assets unless Buyer's written consent is given;

         n. this Agreement shall for any reason cease to create a valid, first priority security interest or ownership interest upon transfer in any material portion of the Purchased Assets or Collateral purported to be covered hereby;

         o. either Seller's or a Guarantor's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of such Seller or a Guarantor as a "going concern" or a reference of similar import;

         p. a Change in Control of Seller or a Guarantor shall have occurred which has not been approved by Buyer;

         q. at the end of any financial quarter, the ratio of NCMC's Total Liabilities to Adjusted Tangible Net Worth is greater than 10:1; or at the end of any financial quarter, the ratio of NCFC's Total Liabilities to Adjusted Tangible Net Worth is greater than 10:1; or at the end of any financial quarter, the ratio of NCFC's Total Adjusted Liabilities to Adjusted Tangible Net Worth is greater than 12:1;

         r. at the end of any financial quarter, the Adjusted Tangible Net Worth of NCMC is less than the sum of (i) 85% of its Adjusted Tangible Net Worth as of December 31, 2001, plus (ii) 90% of all capital contributions following December
                   ----
31, 2001, plus (iii) 50% of its positive net income December 31, 2001; or at the
          ----
end of any financial quarter, the Adjusted Tangible Net Worth of NCFC is less than the sum of (i) 85% of its Adjusted Tangible Net Worth as of December 31, 2001, plus (ii) 90% of all capital contributions following December 31, 2001,
      ----
plus (iii) 50% of its positive net income December 31, 2001;
----

         s. at the end of any month, NCMC fails to maintain at least $30,000,000 of Liquid Assets;

         t. at the end of any financial quarter, the ratio of NCFC's Total Non-warehouse Debt to Adjusted Tangible Net Worth is greater than 0.50:1.0;

         u. at the end of any financial quarter, the net income of NCFC (determined in accordance with GAAP) over the four most recent financial quarters from any date of determination is less than $1; and v. at the end of any financial quarter, the Interest Coverage Ratio of NCFC is less than 1.25; and

         w. any material amendment is made to the Underwriting Guidelines which was not previously approved in writing by Buyer.

         It is understood and agreed that any default, cure or notice period provided for in the Program Documents may be accelerated by Buyer unilaterally upon Buyer's or Agent's reasonable determination that it is reasonable to do so under the circumstances, with due consideration to the volatility of markets, the seriousness of any Defaults and the perceived risk to Buyer of delay.

19.      REMEDIES
         --------

         Upon the occurrence of an Event of Default, Buyer, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Event of Default pursuant to Section 18(f) or (g) hereof), shall have any or all of the following rights and remedies, which may be exercised by Buyer:

         a. The Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

         b. Seller's obligations hereunder to repurchase all Purchased Assets at the Repurchase Price therefor on the Repurchase Date in such Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed exercise shall be remitted to and retained by Buyer and applied to the aggregate Repurchase Prices and any other amounts owing by Seller hereunder; Seller and Guarantors shall immediately deliver to Buyer or its designee any and all Records relating to the Purchased Assets subject to such Transaction then in Seller's and Guarantor's possession and/or control; and all right, title and interest in and entitlement to such Purchased Assets and Servicing Rights thereon shall be deemed transferred to Buyer.

         Buyer may (A) sell, on or following the Business Day following the date on which the Repurchase Price became due and payable pursuant to Section 19(b) without notice or demand of any kind, at a public or private sale and at such price or prices as Buyer may reasonably deem satisfactory any or all Purchased Assets or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Seller credit for such Purchased Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. The Seller shall remain liable to the Buyer for any amounts that remain owing to Buyer following a sale or credit under the preceding sentence. The proceeds of any disposition of Purchased Assets shall be applied first to the reasonable costs and expenses incurred by Buyer in connection with or as a result of an Event of Default; second to Breakage Costs, costs of cover and/or related hedging transactions; third to the aggregate Repurchase Prices; and fourth to all other Obligations.

         The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that liquidation of a Transaction or the underlying Purchased Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect the time and manner of liquidating any Purchased Asset and nothing contained herein shall obligate Buyer to liquidate any Purchased Asset on the occurrence of an Event of Default or to liquidate all Purchased Assets in the same manner or on the same Business Day or constitute a waiver of any right or remedy of Buyer. Notwithstanding the foregoing, the parties to this Agreement agree that the Transactions have been entered into in consideration of and in reliance upon the fact that all Transactions hereunder constitute a single business and contractual obligation and that each Transaction has been entered into in consideration of the other Transactions.

         In addition to its rights hereunder, Buyer shall have the right to proceed against any of Seller's assets which may be in the possession of Buyer, any of Buyer's Affiliates or its designee (including the Custodian), including the right to liquidate such assets and to set-off the proceeds against monies owed by Seller to Buyer pursuant to this Agreement. Buyer may set off cash, the proceeds of the liquidation of the Purchased Assets and Additional Purchased Assets, any other Collateral or its proceeds and all other sums or obligations owed by Buyer to Seller against all of Seller's Obligations to Buyer, whether under this Agreement, under a Transaction, or under any other agreement between the parties, or otherwise, whether or not such Obligations are then due, without prejudice to Buyer's right to recover any deficiency.

         The Buyer shall have the right to obtain physical possession of the Records and all other files of the Seller relating to the Purchased Assets and all documents relating to the Purchased Assets which are then or may thereafter come into the possession of the Seller or any third party acting for the Seller and the Seller shall deliver to the Buyer such assignments as the Buyer shall request.

         Buyer may direct all Persons servicing the Purchased Assets to take such action with respect to the Purchased Assets as Buyer determines appropriate.

         Each of Seller and each Guarantor shall cause all sums received by it with respect to the Purchased Assets to be deposited with Custodian (or such other Person as Buyer may direct) after receipt thereof.

         Buyer shall without regard to the adequacy of the security for the Obligations, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Purchased Assets and any other Collateral or any portion thereof, collect the payments due with respect to the Purchased Assets and any other Collateral or any portion thereof, and do anything that Buyer is authorized hereunder to do. Seller shall pay all costs and expenses incurred by Buyer in connection with the appointment and activities of such receiver.

         Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives, to the extent permitted by law, any right Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives, to the extent permitted by law, any defense Seller might otherwise have to the Obligations, arising from use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Assets and any other Collateral or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         In addition to all the rights and remedies specifically provided herein, Buyer shall have all other rights and remedies provided by applicable federal, state, foreign, and local laws, whether existing at law, in equity or by statute.

         Upon the occurrence of an Event of Default, Buyer shall have, except as otherwise expressly provided in this Agreement, the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind other than as expressly set forth herein, all of which are hereby expressly waived by Seller.

         Seller hereby authorizes Buyer, at Seller's expense, to file such financing statement or statements relating to the Purchased Assets and the Collateral without Seller's signature thereon as Buyer at its option may deem appropriate, and appoints Buyer as Seller's attorney-in-fact to execute any such financing statement or statements in Seller's name and to perform all other acts which Buyer deems appropriate to perfect and continue the lien and security interest granted hereby and to protect, preserve and realize upon the Purchased Assets and the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and execute assignments on behalf of Seller as its attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable without Buyer's consent.

20.      DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE
         -----------------------------------------

         No failure on the part of Buyer to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Buyer of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights and remedies of Buyer provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Program Documents and the other instruments and agreements contemplated hereby and thereby, and are not conditional or contingent on any attempt by Buyer to exercise any of its rights under any other related document. Buyer may exercise at any time after the occurrence of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

21.      USE OF EMPLOYEE PLAN ASSETS
         ---------------------------

         No assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") shall be used by either party hereto in a Transaction.

22.      INDEMNITY
         ---------

         a. Seller agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of Buyer in connection with the preparation, execution, delivery, modification, administration and amendment of the Program Documents (including, without limitation, (A) all collateral review and UCC search and filing fees and expenses and (B) the reasonable fees and expenses of counsel for Buyer with respect to advising Buyer as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under this Agreement, with respect to negotiations with Seller or with other creditors of Seller or any of its Subsidiaries arising out of any-Default or any events or circumstances that may rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of Buyer in connection with the enforcement of this Agreement (including any waivers), whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for Buyer) whether or not the transactions contemplated hereby are consummated.

         b. Seller agrees to indemnify and hold harmless Buyer and each of its respective Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against (and will reimburse each Indemnified Party as the same is incurred) any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or other proceeding (whether or not such Indemnified Party is a party thereto) relating to, resulting from or arising out of any of the Program Documents and all other documents related thereto, any breach of a representation or warranty of Seller or a Guarantor or Seller's or a Guarantor's officer in this Agreement or any other Program Document, and all actions taken pursuant thereto) (i) the Transactions, the actual or proposed use of the proceeds of the Transactions, this

Agreement or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition or (ii) the actual or alleged presence of hazardous materials on any Property or any environmental action relating in any way to any Property, except to the extent such claim, damage, class, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or is the result of a claim made by Seller or a Guarantor against the Indemnified Party, and Seller or a Guarantor is ultimately the successful party in any resulting litigation or arbitration. Seller also agrees not to assert any claim against Buyer or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Program Documents, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

         c. Without limitation on the provisions of Section 4, if any payment of the Repurchase Price of any Transaction is made by Seller other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the Repurchase Date pursuant to Section 19 or for any other reason, Seller shall, except as otherwise provided in Sections 15(c) and 24, upon demand by Buyer, pay to Buyer any Breakage Costs incurred as of a result of such payment.

         d. If Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of Seller by Buyer, in its sole discretion.

         e. Without prejudice to the survival of any other agreement of Seller hereunder, the covenants and obligations of Seller contained in this Section shall survive the payment in full of the Repurchase Price and all other amounts payable hereunder and delivery of the Purchased Assets by Buyer against full payment therefor.

23.      WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS
         ------------------------------------------

         Seller hereby expressly waives, to the fullest extent permitted by law, every statute of limitation on a deficiency judgment, any reduction in the proceeds of any Purchased Assets as a result of restrictions upon Buyer or Custodian contained in the Program Documents or any other instrument delivered in connection therewith, and any right that it may have to direct the order in which any of the Purchased Assets shall be disposed of in the event of any disposition pursuant hereto.

24.      REIMBURSEMENT
         -------------

         All sums reasonably expended by Buyer in connection with the exercise of any right or remedy provided for herein shall be and remain Seller's obligation. Seller agrees to pay, with interest at the Default Rate, to the extent that an Event of Default has occurred, the reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by Buyer and/or Custodian in connection with the preparation, enforcement (including any waivers), administration and amendments of the Program Documents, the taking of any action, including a Guarantor action, required or permitted to be taken by Buyer (without duplication to Buyer) and/or Custodian pursuant thereto, any "due diligence" or loan agent reviews conducted by Buyer or on its behalf or by refinancing or restructuring in the nature of a "workout." If Buyer determines that, due to the introduction of, any change in, or the compliance by Buyer with
(i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to Buyer in engaging in the present or any future Transactions, then Seller agrees to pay to Buyer, from time to time, upon demand by Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by Buyer to compensate Buyer for such increased costs. Notwithstanding any other provisions in this Agreement, in the event of any such change in the eurocurrency reserve requirement or the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority, Seller will have the right to terminate all Transactions then outstanding as of a date selected by Seller (without the payment by Seller of any prepayment penalty or Breakage Costs), which date shall be prior to the applicable Repurchase Date and which date shall thereafter for all purposes hereof, be deemed to be the Repurchase Date. In addition, Buyer shall promptly notify Seller if any events in clause (i) or (ii) of this Section 24 occur.

25.      FURTHER ASSURANCES
         ------------------

         Seller and Guarantors agree to do such further acts and things and to execute and deliver to Buyer such additional assignments, acknowledgments, agreements, powers and instruments as are reasonably required by Buyer to carry into effect the intent and purposes of this Agreement, to perfect the interests of Buyer in the Purchased Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

26.      ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION
         ----------------------------------------

         This Agreement supersedes and integrates all previous negotiations, contracts, agreements and understandings between the parties relating to a sale and repurchase of Purchased Assets and Additional Purchased Assets thereto, and it, together with the other Program Documents, and the other documents delivered pursuant hereto or thereto, contains the entire final agreement of the parties. No prior negotiation, agreement, understanding or prior contract shall have any validity.

27.      TERMINATION
         -----------

         This Agreement shall remain in effect until the earlier of (i) 364 days following the Effective Date or (ii) at Buyer's option upon the occurrence of an Event of Default (such date, the "Termination Date"). However, no such termination shall affect Seller's outstanding obligations to Buyer at the time-of such termination. Seller's obligations to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.

28.      ASSIGNMENT
         ----------

         The Program Documents are not assignable by Seller. Buyer may from time to time assign all or a portion of its rights and obligations under this Agreement and the Program Documents; provided, however, that Buyer shall maintain, for review by Seller upon written request, a register of assignees and a copy of an executed assignment and acceptance by Buyer and assignee ("Assignment and Acceptance"), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it to either (i) an Affiliate of Buyer which assumes the obligations of Buyer or (ii) to another Person approved by Seller (such approval not to be unreasonably withheld) which assumes the obligations of Buyer, be released from its obligations hereunder accruing thereafter and under the Program Documents. Unless otherwise stated in the Assignment and Acceptance, Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller. Notwithstanding any assignment by Buyer pursuant to this Section 28, Buyer shall remain liable as to the Transactions.

29.      AMENDMENTS, ETC.
         ----------------

         No amendment or waiver of any provision of this Agreement nor any consent to any failure to comply herewith or therewith shall in any event be effective unless the same shall be in writing and signed by Seller and Buyer, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

30.      SEVERABILITY
         ------------

         If any provision of any Program Document is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Program Documents, and each Program Document shall be enforced to the fullest extent permitted by law.

31.      BINDING EFFECT: GOVERNING LAW
         -----------------------------

         This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, except that Seller may not assign or transfer any of its rights or obligations under this Agreement or any other Program Document without the prior written consent of Buyer. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

32.      CONSENT TO JURISDICTION
         -----------------------

         SELLER HEREBY WAIVES TRIAL BY JURY. SELLER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY ACTION OR PROCEEDING. SELLER HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION SELLER MAY HAVE TO, NON-EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

33.      SINGLE AGREEMENT
         ----------------

         Seller, Guarantors and Buyer acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, Seller, Guarantors and Buyer each agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, and (ii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfer in respect of any other Transaction hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

34.      INTENT
         ------

         Seller and Buyer recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended ("USC") (except insofar as the Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the USC (except insofar as the Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable).

         It is understood that Buyer's right to liquidate the Purchased Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 19 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

35.      NOTICES AND OTHER COMMUNICATIONS
         --------------------------------

         Except as provided herein, any notice required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation (without error message) of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

if to Seller:
------------

                  New Century Funding A
                           c/o Christiana Bank & Trust Company
                  1314 King Street
                  Wilmington, Delaware 19801
                           Attention:       Corporate Trust Administration

                  with a copy to:

                  New Century Funding Corporation
                  as administrator of New Century Funding A
                  18400 Von Karman
                  Irvine, California 92612
                  Attention:  Stergios Theologides, Esq.
                           Telephone:       (949) 863-7243
                           Facsimile:       (949) 440-7033

if to NCMC:
----------

                           New Century Mortgage Corporation
                           18400 Van Karman, Suite 1000
                           Irvine, California 92612
                           Attention:       Stergios Theologides, Esq.
                           Telephone:       (949) 863-7243
                           Facsimile:       (949) 440-7033

if to Buyer or Agent:
--------------------

                           Bank of America, N.A.
                           TX1-492-66-01
                  901 Main Street, 66th Floor
                  Dallas, Texas 75202-3714
                           Attention:       Agnes McAlpine
                  Telephone:        (214) 209-3566
                  Facsimile:        (214) 209-0338
                  with a copy to:
                           Attention:       Mark G. Short, Associate
                  Telephone:        (214) 209-0670
                  Facsimile:        (214) 209-0338

                           or, for Transaction Notices and related documents:

                           Attention:       Uma Subramanian, Loan Administrator
                           Telephone:       (214) 209-1076
                           Facsimile:       (214) 209-2710
as such address or number may be changed by like notice.

36.  CONFIDENTIALITY
     ---------------

     This Agreement and its terms, provisions, supplements and amendments, and transactions and notices hereunder, are proprietary to Buyer and Agent and shall be held by Seller and each Guarantor (and Seller and Guarantors shall cause Interim Servicer to hold it) in strict confidence and shall not be disclosed to any third party without the consent of Buyer except for (i) disclosure to Seller's or a Guarantor's direct and indirect parent companies, attorneys, agents or accountants, provided that such attorneys or accountants likewise agree to be bound by this covenant of confidentiality or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body or (iii) disclosure to any approved Hedge Counterparty to the extent necessary to obtain any Hedge Instrument hereunder or (iv) any disclosures or filing required under Securities and Exchange Commission or state securities' laws; provided that neither the Seller nor any Guarantor shall file the Side Letter with the Securities and Exchange Commission or state securities office, unless otherwise agreed by Buyer in writing, and the Seller and Guarantor agree to use best efforts not to file the terms of the Side Letter with any such filing; provided, that in the case of (ii), (iii) and (iv), Seller shall take reasonable actions to provide Buyer with prior written notice.

37.  MAXIMUM AGGREGATE PURCHASE PRICE
     --------------------------------

     The Maximum Aggregate Purchase Price under this Agreement shall initially equal $400,000,000. The Maximum Aggregate Purchase Price shall be increased to $500,000,000 upon the occurrence of the following: (i) the Seller shall have requested such increase in writing to the Buyer no later than ten (10) days prior to the effective date of such increase, (ii) the Buyer shall have approved of such increase in its sole discretion, and (iii) the Seller shall have paid to the Buyer an extension fee in the amount of the Facility Enlargement Fee Amount, such payment to be made in United States dollars, in immediately available funds, without deduction, set-off or counterclaim. The Buyer may, in its sole discretion, net such fee from the proceeds of any Purchase Price payable to the Seller.

38.  NO RECOURSE.
     -----------

     It is expressly understood and agreed by the parties hereto that (a) this side letter is executed and delivered by Christiana Bank & Trust Company, not individually or personally but solely as trustee of the Seller, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Seller is made and intended not as personal representations, undertakings and agreements by Christiana Bank & Trust Company but is made and intended for the purpose for binding only the Seller, (c) nothing herein contained shall be construed as creating any liability on the Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Christiana Bank & Trust Company be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this side letter or any other related documents.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, Seller, Guarantors and Buyer have caused their names to be signed to this Master Repurchase Agreement by their respective officers thereunto duly authorized as of the date first above written.

                                                NEW CENTURY FUNDING A, as
                                            Seller

                                            By: Christiana Bank & Trust Company,
                                            not in its individual capacity but
                                            solely as trustee


                                             By:         /s/ Debra A. Balliet
                                                --------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:  Trust Officer
                                                       -------------------------


                                                BANK OF AMERICA, N.A., as Buyer
                                             and Agent, as applicable


                                             By:        /s/ Agnes J. McAlpine
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:  Managing Director
                                                      --------------------------

Acknowledged and Agreed:
-----------------------


NEW CENTURY MORTGAGE CORPORATION,
as Guarantor

By:      /s/ Patrick Flanagan
   -----------------------------------------
Name:
     ---------------------------------------
Title:   President
      --------------------------------------


NEW CENTURY FINANCIAL CORPORATION,
as Guarantor

By:      /s/ Patrick Flanagan
   -----------------------------------------
Name:
     ---------------------------------------
Title:   Executive Vice President
      --------------------------------------